EXHIBIT 21.1

HEALTHTRONICS SURGICAL SERVICES, INC.
SCHEDULE OF SUBSIDIARIES
(as of December 31, 2003)

HT Lithotripsy Management Company, LLC	DE	Limited Liability Company
Dallas Stone Management, L.P.	TX	Limited Partnership
Florida Lithology, Ltd.	FL	Limited Partnership
Florida Lithology No. 2, Inc.	FL	Corporation
HLE Corp.	TX	Corporation
Litho Management, Inc.	TX	Corporation
Metro I Stone Management, Ltd.	TX	Limited Partnership
New Jersey Kidney Stone Center, LLC	NJ	Limited Liability Company
Tenn-Ga Stone Group Two	TN	General Partnership
Tenn-Ga Stone Group Three	TN	General Partnership
Urology Services, LLC	AL	Limited Liability Company
UroVenture, LLC	AL	Limited Liability Company
Wave Form Lithotripsy, LLC	WA	Limited Liability Company
HT Orthotripsy Management Company, LLC	DE	Limited Liability Company
Bone & Joint Treatment Centers of South Florida, Ltd.	FL	Limited Partnership
Eastern Oklahoma Orthotripsy, LP	DE	Limited Partnership
Mississippi Orthotripsy Associates, LP	MS	Limited Partnership
OssaTron Medical Services of the Pacific, LP	DE	Limited Partnership
OssaTron Services of Alabama, LP	DE	Limited Partnership
OssaTron Services of Arizona, LP	DE	Limited Partnership
OssaTron Services of the Bay Area, LP	DE	Limited Partnership
OssaTron Services of the Carolinas, LP	DE	Limited Partnership
OssaTron Services of Chesapeake Bay, LP	DE	Limited Partnership
OssaTron Services of Cincinnati, LP	DE	Limited Partnership
OssaTron Services of Colorado, LP	DE	Limited Partnership
OssaTron Services of East Texas, LP	DE	Limited Partnership
OssaTron Services of Hawaii, LP	DE	Limited Partnership
OssaTron Services of Indianapolis, LP	DE	Limited Partnership
OssaTron Services of Kansas City, LP	DE	Limited Partnership
OssaTron Services of Las Vegas, LP	DE	Limited Partnership
OssaTron Services of Louisiana, LP	DE	Limited Partnership

OssaTron Services of Louisville, LP	DE	Limited Partnership
OssaTron Services of Manhattan, LP	DE	Limited Partnership
OssaTron Services of Middle Tennessee, LP	DE	Limited Partnership
OssaTron Services of Milwaukee, LP	DE	Limited Partnership
OssaTron Services of New England, LP	DE	Limited Partnership
OssaTron Services of New Mexico, LP	DE	Limited Partnership
OssaTron Services of Northeast Florida, LP	DE	Limited Partnership
OssaTron Services of Northeast Iowa, LP	DE	Limited Partnership
OssaTron Services of the Ozarks, LP	DE	Limited Partnership
OssaTron Services of Sioux Falls, LP	DE	Limited Partnership
OssaTron Services of the South Coast, LP	DE	Limited Partnership
OssaTron Services of the Southeast I, LP	DE	Limited Partnership
OssaTron Services of Southeast Michigan, LP	DE	Limited Partnership
OssaTron Services of Southern Kansas, LP	DE	Limited Partnership
OssaTron Services of Tampa Bay, LP	DE	Limited Partnership
OssaTron Services of Tampa Bay II, LP	DE	Limited Partnership
OssaTron Services of Treasure Coast, LP	DE	Limited Partnership
OssaTron Services of Central Florida, LP	DE	Limited Partnership
OssaTron Services of the Tri-States I, LP	DE	Limited Partnership
OssaTron Services of the Twin Cities, LLLP	DE	Limited Liability Ltd Partnership
OssaTron Services of Utah, LP	DE	Limited Partnership
OssaTron Services of Western Michigan, LP	DE	Limited Partnership
OssaTron Services of Wichita Falls, LP	DE	Limited Partnership
OssaTronics of Houston, LLC	DE	Limited Liability Company
OssaTron Services of Anchorage, LP	DE	Limited Partnership
Orthotripsy Services of Atlanta, LP	DE	Limited Partnership
Orthotripsy Services of Bakersfield, LP	DE	Limited Partnership
Orthotripsy Services of Chattanooga, LP	DE	Limited Partnership
Orthotripsy Services of Chicago, LP	DE	Limited Partnership
Orthotripsy Services of Houston, LP	DE	Limited Partnership
Orthotripsy Services of Metroplex, LP	DE	Limited Partnership
Orthotripsy Services of Ohio, LP	DE	Limited Partnership
Orthotripsy Services of Oklahoma City, LP	DE	Limited Partnership
Orthotripsy Services of Rochester, LP	DE	Limited Partnership
Orthotripsy Services of San Antonio, LP	DE	Limited Partnership
Orthotripsy Services of Seattle, LP	DE	Limited Partnership

Orthotripsy Services of Southern Idaho, LP	DE	Limited Partnership
Orthotripsy Services of Eastern Tennessee, LP	DE	Limited Partnership
Litho Group, Inc.	DE	Corporation
Allied Urological Services, LLC	DE	Limited Liability Company
Amcare, Inc.	CA	Corporation
Amcare Health Services, Inc.	PA	Corporation
Bay Area Partners, Ltd.	FL	Limited Partnership
Cambridge Health Services of Texas, Inc.	TX	Corporation
Cambridge Treemont Apartments, Inc.	TX	Corporation
Georgia Litho Group, LLLP	GA	Limited Partnership
Gulf South Lithotripsy	LA	Limited Partnership
Heritage Medical Services of Georgia, Inc.	GA	Corporation
Integrated Healthcare Management, Corp.	DE	Corporation
Integrated Hearing Services, Inc.	DE	Corporation
Integrated Lithotripsy of Georgia, Inc.	GA	Corporation
Integrated Orthotripsy, Inc.	DE	Corporation
International Prostate Partners	FL	General Partnership
Midwest Cambridge, Inc.	IL	Corporation
Midwest Urologic Stone Unit, LP	MN	Limited Partnership
New Jersey Urological Services, LLC	NJ	Limited Liability Company
N.Y.L.S.A. #4, Inc.	DE	Corporation
Prostate Treatment Associates	TX	Limited Partnership
ServiceTrends, Inc.	GA	Corporation
T2 Lithotripter Investment, Inc.	DE	Corporation
West Coast Cambridge, Inc.
DBA Lithotripsy Management Associates	CA	Corporation
West Florida Urology Associates, LLC	FL	Limited Liability Company
HT Prostate Therapy Management Company, LLC	DE	Limited Liability Company
Rocky Mountain Prostate Thermotherapy, LLC	CO	Limited Liability Company
HT Cryosurgery Management Company, LLC	DE	Limited Liability Company
HealthTronics Technology Services & Development, LLC	DE	Limited Liability Company
Advanced Urology Services, LLC	NE	Limited Liability Company
Greater Nebraska Lithotripsy, LLC	NE	Limited Liability Company
High Plains Lithotripsy, LLC	NE	Limited Liability Company
Canyon Country Orthotripsy, LP	TX	Limited Partnership
OssaTron Services of Kansas	DE	Limited Partnership

OssaTron Services of Virginia	DE	Limited Partnership
HT Prostate Services, LLC	DE	Limited Liability Company
Rocky Mountain Prostate Center, LLC	CO	Limited Liability Company
Gulf Coast II Lithotripsy, LP	DE	Limited Partnership
Galaxy Lithotripsy, LLC	GA	Limited Liability Company
Kansas Cryosurgery Associates, LLC	KS	Limited Liability Company
Southwest Florida Cryosurgery Associates, LLC	FL	Limited Liability Company
Tampa Bay Cryosurgery Associates, LLC	FL	Limited Liability Company
Prostate Therapy Associates, LLC	LA	Limited Liability Company
Lithotripsy Leasing, LLC	AL	Limited Liability Company
Orthotripsy Services of South Florida, LP	DE	Limited Partnership
Wave Forms OssaTron Services, LLC	DE	Limited Liability Company
Mobile Bay Lithotripsy, LLC	DE	Limited Liability Company
Alaska Extracorporeal Shockwave Therapy, LLC	AK	Limited Liability Company
CryoPartners, LLC	DE	Limited Liability Company